UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 11/29/2006

API NANOTRONICS CORP.

(Exact Name of registrant as specified in its charter)

Commission File Number: 000-29429

DE	510388133
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

505 University Avenue, Suite 1400, Toronto, Ontario, Canada	M5G 1X3
(Address of principal executive offices)	(zip code)

(416) 593-6543

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 4.01. Changes in Registrant’s Certifying Accountant

On November 29, 2006, the Audit Committee of the Board of Directors of API Nanotronics Corp. (the “Company”) indicated that it has chosen not to retain BDO Dunwoody LLP (“BDO”) as the Company’s independent registered public accounting firm. BDO had previously been the independent registered public accounting firm of API Electronics Group Corp. (“API Electronics”). API Electronics became a wholly-owned indirect subsidiary of the Company on November 6, 2006 pursuant to a combination agreement and plan of arrangement. Because the acquisition of API Electronics was treated as a reverse acquisition, the financial statements of API Electronics became the financial statements of the combined entity at that time.

The reports of BDO on the consolidated financial statements of API Electronics and its subsidiaries as of and for the years ended May 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except that (i) BDO’s reports on the financial statements for the fiscal years ended May 31, 2005 and 2006 noted that the consolidated financial statements of API Electronics restated total comprehensive income to include the cumulative translation adjustment for 2005 and 2004 and corrected diluted earnings per share for 2005 and (ii) BDO’s reports for these years also noted that during fiscal 2004, API Electronics changed its method of accounting for the amortization of customer contracts.

During API Electronics’ two most recent fiscal years and through November 29, 2006, there were no disagreements between API Electronics or the Company, on the one hand, and BDO, on the other hand, on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in connection with its reports. There were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, that occurred during API Electronics’ most recent two fiscal years and through November 29, 2006.

As required by Item 304(a)(3) of Regulation S-K, the Company has provided BDO a copy of the disclosures contained in this Report on Form 8-K and has requested that BDO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether BDO agrees with the statements made by the Company in this Report on Form 8-K and, if not, stating the respects in which it does not agree. Such letter is filed as an Exhibit to this Report on Form 8-K.

The Company is currently retaining James Stafford Chartered Accountants, the Company’s independent registered public accounting firm prior to the consummation of the plan of arrangement.

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Item 9.01. Financial Statements and Exhibits

Exhibit 16.1 Letter from BDO Dunwoody LLP

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2006	API NANOTRONICS CORP.

	By:	/s/ Phillip DeZwirek
Phillip DeZwirek
Chief Executive Officer

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